EX.-10.3

Assignment of Lease and Agreement between General Media, Inc. And 277 Park Ave, LLC dated August 1998

EXHIBIT 10.3 TO QUARTERLY REPORT ON FORM 10-Q OF GENERAL MEDIA, INC.

                       ASSIGNMENT OF LEASE AND AGREEMENT

            ASSIGNMENT OF LEASE AND AGREEMENT (this "Agreement"), dated as of this __ day of August, 1998, by and between GENERAL MEDIA, INC., a Delaware corporation, having an office at 277 Park Avenue, New York, New York ("Tenant") and 277 PARK AVENUE, LLC, a Delaware limited liability company, having an office at 277 Park Avenue, New York, New York ("Landlord").

                                   WITNESSETH

            WHEREAS, pursuant to a Lease, dated as of August 9, 1994, between Tenant, as tenant, and Stanley Stahl d/b/a Stahl Park Avenue Co., predecessor-in-interest to Landlord, as landlord (the "Lease"), Tenant occupies certain premises on the fourth floor (the "Premises") located in the building known by the street address of 277 Park Avenue, New York, New York, which Premises are more particularly described in the Lease; and

            WHEREAS, there exist certain disputes between Landlord and Tenant;
and

            WHEREAS, Tenant and Landlord desire to resolve their disputes and, in connection therewith, (i) Landlord and Tenant have agreed to shorten the term of the Lease and (ii) Landlord has agreed to take an assignment of Tenant's interest in the Lease at anytime prior to the New Expiration Date (hereinafter defined) and to release Tenant from any obligations under the Lease arising from and after the effective date of such assignment.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, the monetary consideration described below and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

            1. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Lease.

            2. The Lease is hereby amended to change the term of the Lease so that same shall expire by its terms (unless earlier terminated pursuant to the terms of the Lease, as amended by this Agreement, or pursuant to law) on January 31, 1999 (the "New Expiration Date"). All references in the Lease to the Expiration Date shall be deemed references to the New Expiration Date. Tenant shall quit and surrender the Premises to Landlord on or prior to the New Expiration Date in accordance with all of the applicable provisions of the Lease including, without limitation, Articles 21 and 34C(9) thereof.

            3. Tenant may assign the Lease to Landlord and Landlord shall accept an assignment of the Lease prior to the New Expiration Date at any time from and after the date hereof by giving no less than ten (10) days' prior written notice (an "Assignment Notice") to Landlord of its intention to do so (the date which is ten (10) days following the giving of a Assignment Notice by Tenant and on which Tenant actually assigns the Lease to Landlord is hereinafter referred to as the "Effective Date"). Landlord and Tenant hereby acknowledge that two (2) fully executed counterparts of an Assignment and Assumption of Lease, in the form attached hereto as Exhibit A (the "Assignment Document") have been delivered into escrow pursuant to the Escrow Agreement attached hereto as Exhibit B (the "Escrow Agreement"). On or prior to the Effective Date, Tenant shall vacate, quit and deliver to Landlord, as assignee, possession of the Premises broom clean, free and clear of all tenants and occupants, with all of Tenant's Property and any property of any subtenant or other occupant removed therefrom and otherwise in the condition as would be required by the Lease at the expiration of the term thereof. In the event the Lease is assigned as aforesaid, and provided the Premises are delivered to Landlord on or prior to the Effective Date, upon delivery of the Premises, Landlord shall sign and deliver to Tenant, for Tenant's countersignature, a notice to the Escrow Agent (as such term is defined in the Escrow Agreement) authorizing, inter alia, the delivery of (i) a counterpart of the Assignment Document to each of Landlord and Tenant which has been dated, as of the Effective Date, by the Escrow Agent and
(ii) the Assignment Payment to Tenant in accordance with Paragraph 4 below. Provided the Premises is delivered to Landlord on or prior to the Effective Date or, if the Lease is not so assigned, on or prior to the New Expiration Date, in the condition required hereunder, upon the expiration of the Holding Period, Landlord shall return to Tenant the security deposit being held by it pursuant to Article 50 of the Lease.

            4. As consideration for Tenant's agreement to resolve its disputes with Landlord and to release any claims which it may have against Landlord in respect thereof and Tenant shall not be in default of any of its monetary obligations under the Lease as of the Effective Date, Landlord shall pay to Tenant, on the Effective Date, the following (the "Assignment Payment"): (i) if the Effective Date occurs on or prior to October 31, 1998, Landlord shall pay to Tenant the sum of One Million Five Hundred Fifty Thousand Dollars ($1,550,000);
(ii) if the Effective Date occurs during the period commencing on November 1, 1998 and ending on November 30, 1998, both dates inclusive, Landlord shall pay to Tenant the sum of One Million Four Hundred Fifty Thousand Dollars ($1,450,000); (iii) if the Effective Date occurs during the period commencing on December 1, 1998 and ending on December 31, 1998, both dates inclusive, Landlord shall pay to Tenant the sum of One Million Three Hundred Fifty Thousand Dollars ($1,350,000); and (iv) if the Effective Date occurs during the period commencing on January 1, 1999 and ending on January 31, 1999, both dates inclusive, Landlord shall pay to Tenant the sum of One Million Two Hundred Fifty Thousand Dollars ($1,250,000). In the event the Effective Date does not occur prior to the New Expiration Date, but Tenant delivers the Premises to Landlord, in the condition required by the Lease, on or prior to January 31, 2001, Landlord agrees to join with Tenant in delivering to Escrow Agent a joint notice, as required pursuant to the terms of the Escrow Agreement, authorizing release of the funds remaining in escrow pursuant to the Escrow Agreement ($750,000 plus interest) to Tenant. In the event the Effective Date does not occur prior to the New Expiration Date, and Tenant does not deliver the Premises to Landlord, in the condition required by the Lease, on or prior to January 31, 2001, Tenant agrees that it shall not object to the payment of such remaining funds to Landlord.

            5. Tenant covenants, represents and warrants to Landlord that (i) Tenant is the present tenant under the Lease and Tenant has not assigned, conveyed, encumbered, pledged, sublet or otherwise transferred, in whole or in part, its interest in the Lease, and, anything to the contrary contained in the Lease notwithstanding, Tenant shall not do any of the foregoing prior to the Effective Date, (ii) there are no persons or entities claiming under Tenant, or who or which may claim under Tenant, any rights of possession with respect to the Premises, and, anything to the contrary contained in the Lease notwithstanding, Tenant shall not permit any such claim to arise prior to the Effective Date, and (iii) Tenant has the right, power and authority to execute and deliver this Agreement and to perform Tenant's obligations hereunder and this Agreement is a valid and binding obligation of Tenant enforceable against Tenant in accordance with the terms hereof, subject only to bankruptcy, reorganization and other similar laws effecting the enforcement of creditors' rights generally. The foregoing representations and warranties shall survive the assignment of the Lease.

            6. Tenant shall pay to Landlord all fixed rent and additional rent (as such terms are defined in the Lease) and other amounts and charges due or to become due under the Lease through and including the Effective Date. If at any time after the Effective Date, it shall be determined that any fixed rent, additional rent or other sums and charges shall have been due and payable for any period prior to the Effective Date, Tenant shall pay such amounts to Landlord within ten (10) days after rendition of a bill therefor. If at any time after the Effective Date, it shall be determined that Tenant has overpaid any additional rent or other sums and charges under the Lease for any period prior to the Effective Date, Landlord shall pay such amounts to Tenant promptly after such determination is made. In addition, any and all escalations of any sort required to be paid by Tenant under the Lease shall be apportioned as of the Effective Date, and the obligation to pay any such escalations shall survive the Effective Date. The terms and provisions of this Paragraph 5 shall survive the Effective Date.

            7. Effective as of the Effective Date, Tenant hereby releases Landlord and its successors and assigns from all claims, obligations and liabilities of every kind and nature whatsoever, arising out of, or in connection with, the Premises or the Lease.

            8. Provided Tenant shall have satisfied all of its obligations under this Agreement (other than those obligations which by the terms of this Agreement or the Lease are to be performed after the Effective Date), Landlord, on the Effective Date, shall accept Tenant's assignment of the Lease and, effective as of the Effective Date (but subject to the foregoing proviso), hereby releases Tenant and its successors and assigns from all claims, obligations and liabilities of every kind and nature whatsoever arising out of, or in connection with, the Premises or the Lease. Notwithstanding the foregoing, Tenant shall not be released from
(i) any covenant, representation or warranty contained in this Agreement, which by the terms of this Agreement is specifically stated to survive the assignment of the Lease and the Effective Date and (ii) from any obligation or liability arising out of or under the Lease prior to the Effective Date or arising in connection with Tenant's delivery of the Premises to Landlord on or prior to the Effective Date.

            9. Landlord and Tenant each represents and warrants to the other that it has not dealt with any broker in connection with this Agreement and the transactions contemplated hereby other than Newmark & Company Real Estate, Inc. (the "Broker"), the fees of which Broker shall be paid by Tenant pursuant to a separate agreement. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any and all loss, costs, damage and expense, including, without limitation, reasonable attorneys fees and disbursements, incurred by Landlord by reason of any claims of, or liability to, any broker, including the Broker, who shall claim to have dealt with Tenant in connection with this agreement or the transactions contemplated hereby. Landlord agrees to indemnify, defend and hold Tenant harmless from and against any and all loss, costs, damage and expense, including, without limitation, reasonable attorneys fees and disbursements, incurred by Tenant by reason of any claims of, or liability to, any broker, other than the Broker, who shall claim to have dealt with Landlord in connection with this agreement or the transactions contemplated hereby. The provisions of this Paragraph 9 shall survive the assignment of the Lease and the Effective Date.

            10. Tenant (i) shall pay any and all taxes imposed by any governmental authority in connection with this Agreement or the consummation of the transactions contemplated hereby, if any, and (ii) does hereby agree to indemnify and hold Landlord harmless of and from any taxes imposed by any governmental authority by reason of the execution and delivery of this Agreement and the consummation of the transaction contemplated hereby, if any, and all expenses related thereto, including, without limitation, reasonable attorneys fees and disbursements. The provisions of this Paragraph 10 shall survive the Effective Date.

            11. Neither the members comprising Landlord, nor the shareholders (nor any of the partners comprising same), partners, directors or officers of any of the foregoing (collectively, the "Parties") shall be liable for the performance of Landlord's obligations under this Agreement. The liability of Landlord for Landlord's obligations under this Agreement shall not exceed and shall be limited to Landlord's interest in the Building and Tenant shall not look to the property or assets of any of the Parties in seeking either to enforce Landlord's obligations under this Agreement or to satisfy a judgment for Landlord's failure to perform such obligations.

            12. Landlord and Tenant, each upon request of the other, at any time and from time to time hereafter and without further consideration, shall execute, acknowledge and deliver to the other any instruments or documents, or take such further action, as shall be reasonably requested or as may be necessary more effectively to assure the assignment of the Lease and the full benefits intended to be created by this Agreement.

            14. This Agreement shall not be binding upon or enforceable against Landlord unless and until a fully executed counterpart of this Agreement shall have been unconditionally delivered to Tenant.

            15. As modified by this Agreement, the Lease and all covenants, agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed.

            IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed as of the day and year first above written.

                                    277 PARK AVENUE, LLC, Landlord

                                    By: PARK AVENUE MANAGEMENT
                                        CORPORATION, a Delaware
                                        corporation, its Co-Managing Member

                                    By: /s/ Stanley Stahl
                                           -----------------------------------
                                           Name:
                                           Title:


                                    By: PAMC CO-MANAGER, INC.,
                                        a Delaware corporation, its Co-
                                        Managing Member

                                    By: /s/ Stanley Stahl
                                           -----------------------------------
                                           Name:
                                           Title:


                                    GENERAL MEDIA, INC., Tenant

                                    By: /s/ Robert H. Altman
                                           -----------------------------------
                                           Name:
                                           Title:

                                    By: /s/ Patrick J. Gavin
                                           -----------------------------------
                                           Name:
                                           Title:

                                  Exhibit "A"

                       Assignment and Assumption of Lease

                                 [see attached]

                       ASSIGNMENT AND ASSUMPTION OF LEASE

The parties agree as follows:

Date:       199

Parties:    Assignor: General Media, Inc., a Delaware corporation
            Address:  277 Park Avenue, New York, New York

            Assignee: 277 Park Avenue, LLC, a Delaware limited liability company
            Address:  277 Park Avenue, New York, New York

            If there are more than one Assignor or Assignee, the words "Assignor and "Assignee" shall include them.

Lease
Assigned:   The Lease which is assigned herein is identified as follows:

            Landlord  Stanley Stahl d/b/a/ Stahl Park Avenue Co.,
                      predecessor-in-interest to 277 Park Avenue, LLC
            Tenant    General Media, Inc., a Delaware corporation
            Date      August 9, 1994
            Premises: Fourth Floor of the building known by the street address of 277 Park Avenue, New York, New York

No Merger:  Without the written consent of Landlord, Landlord's fee estate and
            Assignee's leasehold estate shall remain distinct and separate estates and shall not merge, notwithstanding the acquisition of both such fee estate and such leasehold estate by Landlord, as Assignee.

Consider-
ation: Assignor has received Ten ($10.00) dollars and other good and valuable consideration for this Assignment.

Comment: Assignor assigns to the Assignee all the Assignor's right, title and interest in the Lease.

Assumption: Assignee agrees to pay the rent promptly and perform all of the terms of the Lease as of the date of this Assignment. Assignee assumes full responsibility for the Lease as if Assignee signed the Lease originally as Tenant.

Indemnity:  Assignee agrees to indemnify and hold Assignor harmless from any legal actions, damages and expenses, including legal fees that the Assignor may incur arising out of the Lease.

Benefit to
Landlord:   Assignee agrees that the obligations assumed shall benefit the landlord named in the Lease as well as the Assignor.

Assignor's
Statements: Assignor states that Assignor has the right to assign this Lease and that the premises are free and clear of any judgments, executions, liens, taxes and assessments.

Assignee's
Statement:  Assignee states that Assignee has read the Lease and has received the original or an exact copy of the Lease.

Successors: This assignment is binding on all parties who lawfully succeed to the rights or take the place of the Assignor or Assignee.

Margin
Headings:   The margin headings are for convenience only.

Signatures: Assignor and Assignee have signed this Assignment as of the date at the top of the first page.

WITNESS

--------------------------------


ASSIGNOR

[signature page attached hereto]
--------------------------------

/s/ Patrick J. Gavin
--------------------------------


ASSIGNEE

[signature page attached hereto]
--------------------------------

--------------------------------

--------------------------------------------------------------------------------

General Media, Inc.

                                                                        Assignor

277 Park Avenue, LLC

                                                                        Assignee

--------------------------------------------------------------------------------

                              Assignment of Lease
                                with Assumption

--------------------------------------------------------------------------------

Dated, ....................... July .................. 1998

--------------------------------------------------------------------------------

STATE OF
COUNTY OF

On the          day of            19  , before me personally came
to me known to be the individual described in and who executed the foregoing
instrument, and acknowledged that                executed the same.


STATE OF
COUNTY OF

On the          day of            19  , before me personally came
to me known, who, being by me duly sworn, did depose and say that he resides at
No.             ; that he is the            of                , the corporation
described in and which executed the foregoing instrument; that he knows the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


STATE OF
COUNTY OF

On the          day of            19  , before me personally came
to me known to be the individual described in and who executed the foregoing
instrument, and acknowledged that              executed the same.


STATE OF
COUNTY OF

On the          day of            19  , before me personally came
the subscribing witness to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say that he resides at
No.                 ; that he knows                 to be the individual
described in and who executed the foregoing instrument; that he, said
subscribing witness, was present and saw               execute the same; and
that he, said witness, at the same time subscribed his name as witness thereto.

                       [acknowledgements attached hereto]

            IN WITNESS WHEREOF, the parties to this Assignment and Assumption of Lease have caused this Assignment and Assumption of Lease to be executed as of the day and year first above written.

                                    ASSIGNOR:

                                    GENERAL MEDIA, INC.

                                    By: /s/ Robert H. Altman
                                           -----------------------------------
                                           Name:
                                           Title:

                                    By: /s/ Patrick J. Gavin
                                           -----------------------------------
                                           Name:
                                           Title:

                                           ASSIGNEE:

                                    277 PARK AVENUE, LLC

                                    By: PARK AVENUE MANAGEMENT
                                        CORPORATION, a Delaware
                                        corporation, its Co-Managing Member

                                    By: /s/ Stanley Stahl
                                           -----------------------------------
                                           Name:
                                           Title:


                                    By: PAMC CO-MANAGER, INC.,
                                        a Delaware corporation, its Co-
                                        Managing Member

                                    By: /s/ Stanley Stahl
                                           -----------------------------------
                                           Name:
                                           Title:

STATE OF NEW YORK  )
                   ) ss
COUNTY OF NEW YORK )

      On the 5th day of August, 1998 _______, before me personally came Robert
H. Altman, to me known, who, being by me duly sworn, did depose and say that he resides in Irvington, N.Y.; that he is the President/CEO of General Media, Inc., the corporation described in and which executed the foregoing instrument; that he signed his name thereto by authority of the board of directors of said corporation; and that he executed such instrument as the act and deed of, and on behalf of, said corporation.

/s/ Laurence B. Sutter
-------------------------
Notary Public

                               LAURENCE B. SUTTER
                        Notary Public, State of New York
                                 No. 31-4651683
                          Qualified in New York County
                        Commission Expires July 31, 1999

STATE OF NEW YORK   )
                    ) ss
COUNTY OF NEW YORK  )

      On the 6th day of August, 1998 _______, before me personally came Patrick
T. Gavin, to me known, who, being by me duly sworn, did depose and say that he resides in Wantagh, N.Y.; that he is the Executive Vice President/C.O.O. of General Media, Inc., the corporation described in and which executed the foregoing instrument; that he signed his name thereto by authority of the board of directors of said corporation; and that he executed such instrument as the act and deed of, and on behalf of, said corporation.

/s/ Laurence B. Sutter
-------------------------
Notary Public

                               LAURENCE B. SUTTER
                        Notary Public, State of New York
                                 No. 31-4651683
                          Qualified in New York County
                        Commission Expires July 31, 1999

STATE OF NEW YORK   )
                    ) ss
COUNTY OF NEW YORK  )

      On the 10 day of August, 1998 _______, before me personally came Stanley Stahl, to me known, who, being by me duly sworn, did depose and say that he resides in New York, New York; that he is the ________________ of Park Avenue Management Corporation, the corporation described in and which executed the foregoing instrument as the Co-Managing Member of 277 Park Avenue, LLC, the limited liability company described in the foregoing instrument; that he signed his name thereto by authority of the board of directors of said corporation; and that he executed such instrument as the act and deed of, and on behalf of, said limited liability company acting through its corporate Co-Managing Member.

/s/ Martha Marie DeBello
-------------------------
Notary Public

                              MARTHA MARIE DeBELLO
                        Notary Public, State of New York
                                  No. 4303828
                          Qualified in New York County
                        Commission Expires Oct. 5, 1999

STATE OF NEW YORK    )
                     ) ss
COUNTY OF NEW YORK   )

      On the 10 day of August, 1998 _______, before me personally came Stanley Stahl, to me known, who, being by me duly sworn, did depose and say that he resides in New York, New York; that he is the ________________ of PAMC Co-Manager, Inc., the corporation described in and which executed the foregoing instrument as the Co-Managing Member of 277 Park Avenue, LLC, the limited liability company described in the foregoing instrument; that he signed his name thereto by authority of the board of directors of said corporation; and that he executed such instrument as the act and deed of, and on behalf of, said limited liability company acting through its corporate Co-Managing Member.

/s/ Martha Marie DeBello
-------------------------
Notary Public

                              MARTHA MARIE DeBELLO
                        Notary Public, State of New York
                                  No. 4303828
                          Qualified in New York County
                        Commission Expires Oct. 5, 1999

                                  Exhibit "B"
                                Escrow Agreement